Rule 497(e)
                                                              File No. 002-75503


                             MAXIM SERIES FUND, INC.

                      Maxim Bond Index Portfolio (formerly
                Maxim Investment Grade Corporate Bond Portfolio)

                                ----------------
                             8515 East Orchard Road
                               Englewood, CO 80111
                                (800) 338 - 4015


This Prospectus describes one "Debt Portfolio" available through Maxim Series Fund, Inc., (the "Fund). GW Capital Management, LLC ("GW Capital Management"), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company, serves as investment adviser to the Fund.

The Maxim Bond Index Portfolio (the "Portfolio") is a series of the Fund. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies.

The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans. Therefore you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a retirement plan that makes the Portfolio available for investment.


This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.


This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                The date of this Prospectus is September 1, 1999.

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                                    CONTENTS

Fees and Expenses .....................................................................   3

Examples................................................................................. 3

The Maxim Bond Index Portfolio at a Glance .............................................  4

More Information About The Portfolio....................................................  5

Other Investment Practices .............................................................  6

Management of the Portfolio ............................................................. 7

Important Information About Your Investment.............................................  8

Financial Highlights.................................................................... 10

Additional Information.................................................................. 12


                                FEES AND EXPENSES



This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


SHAREHOLDER FEES (fees paid directly from your investment)

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Sales Load Imposed on Purchases..............................................................NONE
Sales Load Imposed on Reinvested Dividends...................................................NONE
Deferred Sales Load..........................................................................NONE
Redemption Fees..............................................................................NONE
Exchange Fees................................................................................NONE



ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from
  Portfolio assets)




   Management Fees                                0.50%

   Distribution (12b-1) Fees                       NONE

   Other Expenses                                 0.00%

   Total Annual Portfolio
   Operating Expenses                             0.50%




                                     Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses are the amount shown in the fee table and remain the same for the years shown.

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                                            1 Year            3 Years          5 Years         10 Years

Maxim Bond Index Portfolio                  $50               $165              $301             $759


                   THE MAXIM BOND INDEX PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know before investing. More detailed information about the Portfolio's investment strategies and risks is included elsewhere in this Prospectus. Please read this prospectus carefully before investing in the Portfolio.


The investment objective for this Portfolio is to:

o Seek investment results that track the total return of the debt securities that comprise the Lehman Aggregate Bond Index ("Lehman Index").

Principal Investment Strategies.  The Portfolio will:

o    Invest primarily in debt securities of the Lehman Index.

o Invest in a portfolio of securities using sampling techniques designed to give the Portfolio the relevant comparable attributes of the Lehman Index.

The principal investment risks for the Portfolio include:

Index Risk
o It is possible the Lehman Index may perform unfavorably and/or underperform the market as a whole. As a result, the Portfolio would have poor investment results if it is tracking the return of the Lehman Index.

Tracking Error Risk
o Several factors will affect the Portfolio's ability to precisely track the performance of the Lehman Index. For example, the Portfolio has operating expenses and those expenses will reduce the Portfolio's total return. In addition, the Portfolio will own less than all the securities of the Lehman Index, which also may cause a variance between the performance of the Portfolio and the Lehman Index.

Interest Rate Risk
o The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market values rises. The longer a bond's maturity, the greater the risk and the higher its yield.

Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.

o    An issuer may default on its obligations to pay principal and/or interest.

Derivative Risk
o The Portfolio may invest some assets in derivative securities, such as options and futures. This practice is used primarily to hedge the Portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

o In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

Possible Loss of Money
When you sell your shares of the Portfolio, they could be worth less than the amount paid for them.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio. The bar chart shows the Portfolio's performance in each calendar year since inception. The table shows how the Portfolio's average annual total return for the one year, five year and since inception periods compared to a broad-based bond market index. The returns shown below are historical and are not an indication of future performance.+ With regard to variable insurance contracts, performance returns do not reflect charges associated with the contract.

Year-by-Year
[OBJECT OMITTED]

During the periods shown in the bar chart, the highest return for a quarter was 6.31% (quarter ending June, 1995) and the lowest return for a quarter was -2.54% (quarter ending March, 1994).

The average annual return for one year, five years and since inception of the Portfolio for the period ended December 31, 1998:

                                            One Year        Five Year      Since Inception
Bond Index Portfolio                        7.08%             5.93%             6.56%

Lehman Aggregate Bond Index                 8.69%             7.50%             7.85%

+ The inception date for the Portfolio was December 1, 1992. On July 26, 1999, pursuant to a vote of the majority of shareholders, the Portfolio changed its name and investment objective so that it now seeks investment results that track the total return of the debt securities that comprise the Lehman Aggregate Bond Index. Prior to the changes, the Portfolio's name was the Maxim Investment Grade Corporate Bond Portfolio and it compared its performance to that of the Lehman Intermediate Government/Corporate Index and Lehman Intermediate Corporate Index. Consistent with its change in investment objective, the Portfolio now compares its performance to that of the Lehman Aggregate Bond Index, the Portfolio's new benchmark index

                      MORE INFORMATION ABOUT THE PORTFOLIO

The Portfolio follows a distinct set of investment strategies. The Portfolio is considered to be "Debt Portfolios" because it invests primarily in debt securities (mostly bonds). Therefore, as an investor in the Bond Index Portfolio, the return on your investment will be based primarily on the risks and rewards of debt securities.

The Bond Index Portfolio is not actively managed, but is designed to track the performance of a specified benchmark. The benchmark index is described below:

Lehman Aggregate Bond Index
The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Debt securities include money market instruments, bonds, securities issued by the U.S. Government and its agencies, including mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers.

Debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as "interest rate risk."

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody's. "Credit risk" relates to the issuer's ability to make payments of principal and interest when due.

The lower a bond's quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality.

Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

While the Bond Index Portfolio intends to principally invest in debt securities, it may make other types of investments. For example, the Bond Index Portfolio may invest in derivatives primarily to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under "Derivatives" on page 7.

Temporary Investment Strategies
The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by GW Capital Management. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by GW Capital Management, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve.
Should the Portfolio take this action, it may not achieve its investment objective.

                           OTHER INVESTMENT PRACTICES

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as "derivative" transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives may be used by the Portfolio to hedge investments or manage interest or currency-sensitive assets. The Bond Index Portfolio may enter into derivative transactions primarily to protect the value of its investments. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are "marked to market" daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer's demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If GW Capital Management or a sub-adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Portfolio.

The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio's investment limitations and more detailed information about their investment practices are contained in the Statement of Additional Information.


                           MANAGEMENT OF THE PORTFOLIO

GW Capital Management provides investment advisory, accounting and administrative services to the Fund. GW Capital Management's address is 8515 East Orchard Road, Englewood, Colorado 80111. GW Capital Management provides investment management services for mutual funds and other investment portfolios representing assets of over $5.7 billion. GW Capital Management and its affiliates have been providing investment management services since 1969.

The management fee paid to GW Capital Management for the Bond Index Portfolio is 0.50% of the average net assets of the Portfolio.

Year 2000 Issues
The services provided to the Fund by GW Capital Management depend on the smooth functioning of its computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The year 2000 problem could also have a negative impact on the companies in which the Portfolio invests. Any of these factors could have an adverse effect on the performance of the Portfolio. GW Capital Management has been actively working on necessary changes to its computer systems to deal with the year 2000 and to obtain assurances from our service providers that they are taking similar steps. GW Capital Management is working to avoid problems associated with the Year 2000 computer-related problems, but cannot provide absolute assurance that this problem will not have an adverse affect on the Fund.


                   IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio's shares are sold only to separate accounts of Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable annuity contracts, variable life policies and to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by Great-West, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.


Purchasing and Redeeming Shares

Variable contract owners or Qualified Plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio's shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, Qualified Plan sponsors and administrators purchase redeem Portfolio shares based on orders received from participants. Qualified Plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their Qualified Plan. Participants should contact their Qualified Plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and Qualified Plans that invest in the Fund. The Board of Directors will monitor the Portfolio for any material conflicts that may arise and will determine what action should be taken.

How to Exchange Shares

This section is only applicable to participants in Qualified Plans that purchase shares of the Fund outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of the Portfolio and purchasing shares of another Portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two Portfolios after the exchange request is received in proper form. Before exchanging into a Portfolio, read its prospectus.

Please note the following policies governing exchanges:

o        You can request an exchange in writing or by telephone.
o        Written requests should be submitted to:
         8505 East Orchard Road, 401(k) Operations Department
         Englewood, CO 80111.

o The form should be signed by the account owner(s) and include the following information:
(1)      the name of the account
(2)      the account number
(3) the name of the Portfolio from which the shares of which are to be sold
(4)      the dollar amount or number of shares to be exchanged
(5)      the name of the Portfolio(s) in which new shares will be purchased; and
(6) the signature(s) of the person(s) authorized to effect exchanges in the account.
o        You can request an exchange by telephoning 1-800-338-4015.
o A Portfolio may refuse exchange purchases by any person or group if, in GW Capital Management's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

o The policies and procedures to request an exchange of shares of the Portfolios by telephone may be modified, suspended, or terminated by the Fund at any time.
o If an account has more than one owner of record, we may rely on the instructions of any one owner.
o Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner. o We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to verify the identity of the investor, such as requesting personal identification numbers (PINs) and other information.
o All telephone calls will be recorded and we have adopted other procedures to confirm that telephone instructions are genuine.
o During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

Share Price

The transaction price for buying, selling, or exchanging a Portfolio's shares is the net asset value of that Portfolio. Each Portfolio's net asset value is generally calculated as of the close of trading on the New York Stock Exchange every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the NAV is calculated may differ. To the extent that a Portfolio's assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio's assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio's assets may not occur on days when the Fund is open for business. Your share price will be next net asset value calculated after we receive your order in good form.

Net asset value is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available of if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio's outstanding shares.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions. The Bond Index Portfolio ordinarily distributes dividends from net investment income quarterly and generally distributes capital gains, if any, in December.

Tax Consequences

The Portfolio is not generally subject to federal income taxes. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes subject to federal income taxes, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract or qualified plan through which you invest in Fund. For more information, please refer to the applicable prospectus and/or disclosure or plan documents for that contract or qualified plan.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of each Fund will receive a report containing a summary of the Fund's performance and other information.

                              FINANCIAL HIGHLIGHTS

The financial highlights table are intended to help you understand the Portfolio's financial history for the period of the Portfolios' operations. Certain information reflects financial results for a single Portfolio share. Total returns for each period include the reinvestment of all dividends and distributions. The information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report. A free copy of the Annual Report is available upon request.

                             MAXIM SERIES FUND, INC.

                           MAXIM BOND INDEX PORTFOLIO
         (formerly, the Maxim Investment Grade Corporate Bond Portfolio)
                              FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------

Selected  data for a share of capital stock of the portfolio for the years ended
December 31, 1998, 1997, 1996, 1995, and 1994 are as follows:

                                                                               Year Ended December 31,
                                                  ----------------------------------------------------------------------------------
                                                       1998              1997             1996            1995            1994
                                                  ---------------    --------------  ---------------  --------------  --------------

Net Asset Value, Beginning of Period            $       1.2856     $      1.2774   $       1.3161   $       1.2019  $      1.3090

Income From Investment Operations

Net investment income                                   0.0737            0.0769           0.0777           0.0794         0.0665
Net realized and unrealized gain (loss)                 0.0154            0.0081          (0.0387)          0.1164        (0.1071)
                                                  ---------------    --------------                   --------------  --------------
                                                                                     ---------------

Total Income (Loss) From Investment
    Operations                                          0.0891            0.0850           0.0390           0.1958        (0.0406)
                                                  ---------------    --------------  ---------------  --------------  --------------

Less Distributions

From net investment income                             (0.0737)          (0.0768)         (0.0777)         (0.0816)       (0.0665)
From net realized gains
                                                  ---------------    --------------  ---------------  --------------  --------------

Total Distributions                                    (0.0737)          (0.0768)         (0.0777)         (0.0816)       (0.0665)
                                                  ---------------    --------------  ---------------  --------------  --------------

Net Asset Value, End of Period                  $       1.3010     $      1.2856   $       1.2774   $       1.3161  $      1.2019
                                                  ===============    ==============  ===============  ==============  ==============

Total Return                                            7.08%             6.85%            3.14%           16.71%         (3.15)%

Ratios/Supplemental Data

Net Assets, End of Period                       $  130,436,898     $  114,875,960  $  100,722,152   $  95,210,404   $  71,276,294

Ratio of Expenses to Average Net Assets:                0.60%              0.60%           0.60%            0.60%           0.60%

Ratio of Net Investment Income to
    Average Net Assets                                  5.69%              6.02%           6.08%            6.30%          5.37%

Portfolio Turnover Rate                                59.84%            140.35%         118.50%          159.21%         51.66%


Portfolio turnover is calculated using the lesser of long-term purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of the securities (excluding short-term securities) owned during the period. Purchases and sales of investment securities for the year ended December 31, 1998 were $83,493,849 and $69,181,240, respectively.

Prior to July 26, 1999, the Portfolio was named the Maxim Investment Grade Corporate Bond Portfolio and its investment Objective was to seek the highest level of income consistent with the primary goal of ensuring the protection of capital by Investing primarily investment grade corporate debt securities and in debt securities issued by the U.S. government and its agencies.

                             ADDITIONAL INFORMATION

The Statement of Additional Information ("SAI") contains more details about the investment policies and techniques of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

For a free copy of the SAI or annual or semi-annual reports or to request other information or ask questions about a Fund, call 1-800-338-4015.

The SAI and the  annual  and  semi-annual  reports  are  available  on the SEC's
Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the Portfolio, including the SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER, 811-7735.































                         This prospectus should be read
                       and retained for future reference.